                                   EIGHTH AMENDMENT

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


              THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 23, 1998 (this "EIGHTH AMENDMENT"), is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996, April 30, 1997, June 25, 1997, October 23, 1997, December 5, 1997,
January 21, 1998, and May 29, 1998, the "CREDIT AGREEMENT").

                                 W I T N E S S E T H:

              WHEREAS, the Borrower and the Lender have entered into the Credit Agreement; and

              WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement to temporarily, until August 31, 1998, increase the Revolving Credit Commitment from $21,000,000 to $30,000,000;

              NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

       1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

       2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 4 below), the Credit Agreement is hereby amended as follows:

              2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

                     (a) The following definition of "Eighth Amendment" is added in proper alphabetical order:

              "EIGHTH AMENDMENT" means the Eighth Amendment to Amended and Restated Credit Agreement dated as of June 23, 1998, between the Borrower and the Lender.

                     (b) The following definition of "Eighth Amendment Effective Date" is added in proper alphabetical order:

              "EIGHTH AMENDMENT EFFECTIVE DATE" means the "Effective Date" under (and as defined in) the Eighth Amendment.

                     (c) The definition of "Revolving Credit Commitment" is hereby amended by deleting the word "and" at the end of clause (iv) thereof, deleting clause (v) thereof in its entirety and substituting the following in lieu thereof:

              "(v) from the New Third Amendment Effective Date until the Eighth Amendment Effective Date, $21,000,000, (vi) from the Eighth Amendment Effective Date through and including August 31, 1998, $30,000,000 and (vii) from September 1, 1998, until the Revolving Credit Termination Date, $21,000,000, as permanently reduced from time to time pursuant to SECTION 3.01."

              2.2 AMENDMENT TO SECTION 2.02(e)(i). Section 2.02(e)(i) is hereby amended by deleting the final sentence thereof in its entirety and substituting the following sentences in lieu thereof:

              "On the New Third Amendment Effective Date, the Borrower executed and delivered to the Lender a substitute promissory note in the form of EXHIBIT J-B attached hereto and made a part hereof, evidencing the then existing Revolving Loans and Revolving Credit Commitment. On the Eighth Amendment Effective Date, the Borrower shall execute and deliver to the Lender a fourth substitute promissory note, in substantially the form of EXHIBIT J-C attached hereto and made a part hereof, evidencing the Revolving Loans and the Revolving Credit Commitment (the "Revolving Credit Note")."

              2.3 AMENDMENTS TO EXHIBITS. A new Exhibit J-C is hereby added to the Credit Agreement in the form of ANNEX A attached hereto and made a part hereof.

       3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this Eighth Amendment:

              (a) All of the representations and warranties of the Borrower contained in this Eighth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

              (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Eighth Amendment.

       4. EFFECTIVE DATE. This Eighth Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

              (a) The Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

                     (i) counterparts hereof executed by the Borrower and the Lender;

                     (ii) a Revolving Credit Note substantially in the form of EXHIBIT J-C to the Credit Agreement (as added by this Eighth Amendment), duly executed by the Borrower;

                     (iii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Eighth Amendment have been satisfied;

                     (iv) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date certifying (A) that the By-laws of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of the Borrower delivered to the Lender and remain in full force and effect as of the Effective Date, (B) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date and (C) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Eighth Amendment and the Revolving Credit Note; and

                     (v) such additional documentation as the Lender may reasonably request;

              (b) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Eighth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

              (c) All of the representations and warranties of the Borrower contained in this Eighth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

              (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Eighth Amendment shall be satisfactory in all respects in form and substance to the Lender; and

              (e) No Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Eighth Amendment.

       5.     REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

              (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

              (b) This Eighth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

              (c) Except to the extent specifically amended herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

       6. MISCELLANEOUS. This Eighth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

       7. COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

       8. GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the Borrower and the Lender have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                   KAYNAR TECHNOLOGIES INC.



                                   By:
                                          ------------------------------
                                          David A. Werner
                                          Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION



                                   By:
                                          ------------------------------
                                          Name:
                                          Authorized Signatory

                                       ANNEX A
                                         TO
              EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

                                       Attached

                                 AMENDED AND RESTATED
                                REVOLVING CREDIT NOTE

                               KAYNAR TECHNOLOGIES INC.

$30,000,000.00                                                     June 23, 1998

       FOR VALUE RECEIVED, the undersigned, KAYNAR TECHNOLOGIES INC., a Delaware corporation (the "Company"), promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender"), on the Revolving Credit Termination Date, the lesser of (i) the principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) and (ii) the unpaid principal amount of all amounts loaned or, upon repayment, reloaned to the Company as Revolving Loans pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 12, 1996, (as amended as of December 17, 1996, April 30, 1997, June 25, 1997, October 23, 1997, December 5, 1997, January 21, 1998, May 29, 1998,
and June 23, 1998, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

       The Company also promises to pay interest on the unpaid principal amount borrowed hereunder from the date advanced until paid at the rates (which shall not exceed the maximum rate permitted by applicable law) and at the times set forth in the Credit Agreement.

       This Note is the Company's "Revolving Credit Note" and is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby are made and are to be repaid. This
Note is subject to the terms of the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

       All payments of principal and interest in respect of this Note shall be made to the Lender, without condition or reservation of right, in lawful money of the United States of America in immediately available funds, delivered to the Lender not later than 1:00 p.m. (Chicago time) on the date and at the place due, to such account of the Lender as it may designate; and funds received by the Lender not later than 1:00 p.m. (Chicago time) on any given Business Day shall be credited against payment to be made that day and funds received by the Lender after that time shall be deemed to have been paid on the immediately following Business Day.

       This Note is subject to prepayment at the option of the Company as provided in Section 3.01(a) of the Credit Agreement and mandatory prepayment as provided in Section 3.01(b) of the Credit Agreement.

       THE CREDIT AGREEMENT AND THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       Upon the occurrence of any one or more of certain Events of Default, the unpaid balance of the principal amount of this Note shall become, and upon the occurrence and continuation of any one or more of certain other Events of Default, such unpaid balance may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

       No reference herein to the Credit Agreement and no provision of this Note, the Credit Agreement or the other Loan Documents shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

       The Company hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder.

       This Note is secured by certain Liens and security interests granted pursuant to the Credit Agreement and the other Loan Documents, and reference is made to the Credit Agreement and such Loan Documents for the terms and conditions governing the collateral security for the Obligations of the Company hereunder.

       This Note issued by the undersigned in favor of the Lender is given in renewal of and rearrangement and substitution, but not in payment for, the Revolving Credit Note dated January 3, 1994, the Amended and Restated Revolving Credit Note dated August 9, 1995, the Amended and Restated Revolving Credit Note dated December 17, 1996, and the Amended and Restated Revolving Credit Note dated June 25, 1997, each issued by the undersigned in favor of the Lender pursuant to the Existing Credit Agreement or the Credit Agreement, it being acknowledged and agreed that the Indebtedness evidenced by such notes constitutes the same Indebtedness evidenced by this Revolving Credit Note and that this Revolving Credit Note is in no way intended to constitute a novation of such notes or the outstanding principal amount of such notes.

       IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                             KAYNAR TECHNOLOGIES INC.



                                             By:
                                                    ---------------------------
                                                    David A. Werner
                                                    Executive Vice President